SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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☑	Definitive Proxy Statement

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ATLANTIC WHITEHALL FUNDS TRUST

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ATLANTIC WHITEHALL FUNDS TRUST
4400 Computer Drive
Westborough, MA 01581

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 2, 2009

Dear Shareholders:

Notice is hereby given that a special meeting of shareholders of the Atlantic Whitehall Multi-Cap Global Value Fund (the “Multi-Cap Global Value Fund”) and the Atlantic Whitehall International Fund (the “International Fund”), each a separate series of Atlantic Whitehall Funds Trust (the “Trust”), will be held on July 2, 2009, at 10:00 a.m. (Eastern Time), at the offices of Stein Roe Investment Counsel, Inc. (also known as Atlantic Trust Private Wealth Management) located at 50 Rockefeller Plaza, 15th Floor, New York, NY 10020 (the “Meeting”).

At the Meeting, shareholders will be asked to consider and act upon one or more of the following proposals.

Proposal I.	To approve the termination and liquidation of the Multi-Cap Global Value Fund pursuant to a Plan of Liquidation.
Proposal II.	To approve the termination and liquidation of the International Fund pursuant to a Plan of Liquidation.

Proposal I will be voted on solely by shareholders of the Multi-Cap Global Value Fund. Proposal II will be voted on solely by shareholders of the International Fund.

After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved Proposal I and Proposal II and recommends that shareholders vote “FOR” Proposals I and II.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board has fixed the close of business on May 5, 2009 as the record date for determining shareholders entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. Each share of a Fund is entitled to one vote, with fractional votes for fractional shares. Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly via the Internet, by telephone, or by facsimile. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees,

/s/ Gabrielle Bailey
Gabrielle Bailey
Secretary

PROXY STATEMENT
PROPOSAL I: APPROVAL OF TERMINATION AND LIQUIDATION OF THE MULTI-CAP GLOBAL VALUE FUND PURSUANT TO A PLAN OF LIQUIDATION
PROPOSAL II: APPROVAL OF TERMINATION AND LIQUIDATION OF THE INTERNATIONAL FUND PURSUANT TO A PLAN OF LIQUIDATION
OTHER BUSINESS
VOTING INFORMATION
APPENDIX A: PLAN OF LIQUIDATION OF THE ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND
APPENDIX B: PLAN OF LIQUIDATION OF THE ATLANTIC WHITEHALL INTERNATIONAL FUND
APPENDIX C: CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage paid envelope provided (unless you are voting via the Internet, by telephone, or by facsimile). If you sign, date and return a proxy card but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet, by telephone, or by facsimile. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please go to www.2voteproxy.com and follow the on-screen instructions on the website.

To vote by telephone, please call 1-800-830-3542 from within the United States, and follow the recorded instructions (shareholders outside the United States should vote via the Internet or by submitting a proxy card instead).

To vote by facsimile, please fax a completed copy of your proxy card to 781-356-4987.

You may revoke your proxy at any time at or before the Meeting, by submitting to the Secretary of the Trust at the Trust’s offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

ATLANTIC WHITEHALL FUNDS TRUST
4400 Computer Drive
Westborough, MA 01581

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 2, 2009

This proxy statement and enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Atlantic Whitehall Funds Trust (the “Trust”) for use at a special meeting of shareholders of the Atlantic Whitehall Multi-Cap Global Value Fund (the “Multi-Cap Global Value Fund”) and the Atlantic Whitehall International Fund (the “International Fund,” with Multi-Cap Global Value Fund, each a “Fund” and together the “Funds”) to be held at the offices of Stein Roe Investment Counsel, Inc. (also known as Atlantic Trust Private Wealth Management) (the “Adviser”), 50 Rockefeller Plaza, 15th Floor, New York, NY 10020, on July 2, 2009, at 10:00 a.m. (Eastern Time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying notice of meeting. Such meeting and any postponement or adjournment thereof are referred to as the “Meeting.” This proxy statement, the accompanying notice of meeting, and the accompanying proxy card are being mailed to shareholders on or about June 2, 2009.

At the Meeting, shareholders will be asked to consider and act upon one or more of the following proposals.

Proposal I.	To approve the termination and liquidation of the Multi-Cap Global Value Fund pursuant to a Plan of Liquidation.
Proposal II.	To approve the termination and liquidation of the International Fund pursuant to a Plan of Liquidation.

Proposal I will be voted on solely by shareholders of the Multi-Cap Global Value Fund. Proposal II will be voted on solely by shareholders of the International Fund.

The Trustees have fixed the close of business on May 5, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). Shareholders of record on the Record Date are entitled to one vote per share, with fractional votes for fractional shares, at the Meeting.

It is expected that the solicitation of proxies will be primarily by mail. Shareholders are also permitted to vote proxies via the Internet, by telephone, or by facsimile. If the Trust records votes through the Internet, by telephone, or by facsimile, it will use procedures designed to authenticate shareholder identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded. Invesco, Ltd., an affiliate of Atlantic Trust Company, N.A., has engaged D.F. King & Co., Inc., an independent proxy solicitation firm, to assist in soliciting proxies, and will bear all expenses incurred as a result of the proxy process.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage paid envelope. If you vote via the Internet or by telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you vote by facsimile, please fax a completed copy of your proxy card to 781-356-4987.

If you have any questions regarding the proxy materials, please call 1-888-605-1958. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted “FOR” the proposals indicated on the proxy card; and in the discretion of the persons named as proxies, in connection with any other matter that may properly come before the Meeting or any postponement or adjournment thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JULY 2, 2009

This proxy statement is available at www.atlanticwhitehallfunds.com.

In addition to this proxy statement, a form of proxy and the Funds’ most recent Prospectus, Statement of Additional Information, and annual and semi-annual reports are also available at www.atlanticwhitehallfunds.com.

COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: ATLANTIC WHITEHALL FUNDS TRUST, 4400 COMPUTER DRIVE, WESTBOROUGH, MASSACHUSETTS, 01581-5120; OR BY TELEPHONE TOLL-FREE AT: 1-800-994-2533.

PROPOSAL I:

APPROVAL OF TERMINATION AND LIQUIDATION OF
THE MULTI-CAP GLOBAL VALUE FUND
PURSUANT TO A PLAN OF LIQUIDATION

Introduction

At a meeting held on April 29, 2009, the Board, upon the recommendation of the Adviser, the investment adviser to the Multi-Cap Global Value Fund, determined that it would be in the best interests of the Multi-Cap Global Value Fund and its shareholders to terminate and liquidate the Multi-Cap Global Value Fund. The Board and the Adviser reached this decision because the Multi-Cap Global Value Fund is not economically viable at its current asset level, and, because of its small asset size, operates with a relatively high operating expense ratio. The Board and the Adviser concluded that the prospects for future asset growth and lower operating expenses are limited, should the Adviser continue to manage the assets of the Multi-Cap Global Value Fund. After consideration of the Multi-Cap Global Value Fund’s prospects and possible alternatives to continued investment operations, upon recommendation of the Adviser, the Board, including all of the Trustees who are not “interested persons” (for regulatory purposes) of the Trust (the “Independent Trustees”), unanimously approved, subject to approval by the Multi-Cap Global Value Fund’s shareholders, the termination and liquidation of the Multi-Cap Global Value Fund, pursuant to a Plan of Liquidation on behalf of the Multi-Cap Global Value Fund (the “Multi-Cap Global Value Fund Plan of Liquidation”). A discussion of the factors that the Board considered in making its determination on behalf of the Multi-Cap Global Value Fund is set forth below.

A form of the Multi-Cap Global Value Fund Plan of Liquidation is attached to this proxy statement as Appendix A, and qualifies in its entirety the following summary. The Multi-Cap Global Value Fund Plan of Liquidation provides for the liquidation of the Multi-Cap Global Value Fund’s assets and the distribution to Multi-Cap Global Value Fund shareholders of all of the proceeds of the liquidation of the Multi-Cap Global

Value Fund. If the proposal is approved by the Multi-Cap Global Value Fund’s shareholders, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Multi-Cap Global Value Fund) will be paid to the Multi-Cap Global Value Fund’s shareholders pro rata, in cash or cash equivalents, as soon as practicable following the close of business on the date of the Meeting. In the alternative, if determined to be in the best interests of the Multi-Cap Global Value Fund and its shareholders, the Board or the officers of the Trust may elect not to liquidate the Multi-Cap Global Value Fund’s assets, and instead to distribute such assets in kind to shareholders on a pro rata basis. If a shareholder receives distribution proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution. To the extent that any such security is or becomes illiquid, a shareholder may not be able to dispose of that security at the price at which it is valued at the time of distribution.

The Trust’s Trust Instrument provides that shareholder approval of the Multi-Cap Global Value Fund’s termination and liquidation is required before the Multi-Cap Global Value Fund can be terminated and liquidated. Therefore, for the reasons set forth below, the Board recommends that shareholders vote to approve Proposal I calling for the termination and liquidation of the Multi-Cap Global Value Fund. If the Multi-Cap Global Value Fund’s shareholders do not approve the Multi-Cap Global Value Fund Plan of Liquidation, the Multi-Cap Global Value Fund will continue to exist in accordance with its stated objective and policies. In such a case, the Board would consider what, if any, steps to take concerning the future of the Multi-Cap Global Value Fund.

Shareholders are free to redeem their shares prior to the date on which the Multi-Cap Global Value Fund is liquidated.

Rationale for the Proposed Liquidation

The Multi-Cap Global Value Fund commenced operations on March 1, 2004 as a separate series of the Trust. Since that time, the Multi-Cap Global Value Fund has remained relatively small. In addition, the Adviser has advised the Board that the Multi-Cap Global Value Fund’s assets have declined substantially as a result of recent market activity and net redemptions. As of February 28, 2009, the Multi-Cap Global Value Fund had net assets of approximately $4.2 million.

Moreover, the Adviser does not anticipate that the Multi-Cap Global Value Fund will experience sufficient asset growth in the foreseeable future to offset the difficulties associated with its small size. The Adviser has been limiting the Multi-Cap Global Value Fund’s total expenses by waiving a portion of its advisory fee and/or reimbursing some of the Multi-Cap Global Value Fund’s expenses since inception. The Adviser has indicated to the Board that it does not consider the Multi-Cap Global Value Fund to be well positioned to attract new assets, given the availability of other similar funds that have lower expense ratios due to larger asset sizes and significantly more developed distribution networks. The Adviser has also indicated to the Board that it does not intend to continue its current management fee waiver and/or expense reimbursement indefinitely if the liquidation proposal is not approved by the Multi-Cap Global Value Fund’s shareholders.

Prior to recommending the Multi-Cap Global Value Fund’s liquidation to the Board, the officers of the Trust considered other alternatives, including whether a merger or transfer of assets would be possible, and if so, whether it would produce desirable results for Multi-Cap Global Value Fund shareholders. Management reviewed current market conditions; the similarities between the Multi-Cap Global Value Fund and other funds managed by investment advisers affiliated with the Adviser; the relatively small size of the Multi-Cap Global Value Fund; the time, effort and expense required to effect a transaction; and the tax and related implications for shareholders of such a transaction. The officers determined that there was no suitable affiliated fund with which the Multi-Cap Global Value Fund could be combined without significant changes in its portfolio, including liquidation of significant portions of its portfolio. They also determined that the expense of a merger or transfer of the assets to another mutual fund likely would be greater than any benefits shareholders of the Multi-Cap Global Value Fund could expect to realize from such a transaction. The officers of the Trust also noted that the costs involved in the liquidation of the Multi-Cap Global Value Fund, with the exception of brokerage related expenses, would be entirely borne by Invesco, Ltd., an affiliate of the Adviser, and not by the Multi-Cap Global Value Fund.

After consideration of these factors, the Board unanimously determined to approve the Multi-Cap Global Value Fund’s liquidation, subject to shareholder approval.

Terms of the Multi-Cap Global Value Plan of Liquidation

Following are some of the key terms of the Multi-Cap Global Value Fund Plan of Liquidation, a form of which is attached as Appendix A to this proxy statement and qualifies the following summary in its entirety.

•	Effective Date of the Multi-Cap Global Value Fund Plan of Liquidation and Liquidation of the Multi-Cap Global Value Fund’s Assets. The Multi-Cap Global Value Fund Plan of Liquidation will become effective on the date of its adoption and approval by Multi-Cap Global Value Fund shareholders or such later date as shall be determined by an officer of the Trust (the “Effective Date”). Following the Effective Date, the Multi-Cap Global Value Fund will not engage in any business activities except for the purpose of (i) winding up its business and affairs; (ii) marshalling and preserving the value of its assets; and (iii) distributing its assets to shareholders by redeeming their shares after making payment to (or reservation of assets for the payment to) all creditors of the Multi-Cap Global Value Fund, and discharging or making reasonable provision for the Multi-Cap Global Value Fund’s liabilities.

•	Liquidating Distribution. As soon as practicable after the Effective Date, and in any event by the date upon which the Multi-Cap Global Value Fund’s assets have been converted into cash, cash equivalents or other liquid assets (the “Liquidation Date”), the Multi-Cap Global Value Fund will mail to each shareholder of record as of the Effective Date a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Multi-Cap Global Value Fund (after giving effect to amounts considered necessary to satisfy the Multi-Cap Global Value Fund’s liabilities). On, or as soon as practicable following the Liquidation Date, the Multi-Cap Global Value Fund will mail to each shareholder of record as of the Effective Date information concerning the sources (for tax purposes) of the liquidating distribution. In the alternative, if determined to be in the best interests of the Multi-Cap Global Value Fund and its shareholders, the Board or the officers of the Trust may elect not to liquidate the Multi-Cap Global Value Fund’s assets, and instead to distribute such assets in kind to shareholders.

•	Implementation. The Multi-Cap Global Value Fund Plan of Liquidation provides that the Trustees and officers of the Trust may take such actions as are necessary to carry out the purposes of the Multi-Cap Global Value Fund Plan of Liquidation, and that the Trustees shall have the authority to authorize such amendments to the provisions of the Multi-Cap Global Value Fund Plan of Liquidation as may be necessary or appropriate to effect the liquidation of the Multi-Cap Global Value Fund and to distribute the net assets of the Multi-Cap Global Value Fund to its shareholders.

Approval and Recommendation by the Board

At its April 29, 2009 meeting, the Board considered whether it was appropriate to approve the Multi-Cap Global Value Fund’s termination and liquidation pursuant to the Multi-Cap Global Value Fund Plan of Liquidation, and recommended that the Multi-Cap Global Value Fund’s shareholders approve the Multi-Cap Global Value Fund’s termination and liquidation. The Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board evaluated this information, including each of the factors discussed below, and was advised by legal counsel with respect to its deliberations.

The Trustees unanimously recommend that the Multi-Cap Global Value Fund’s shareholders approve the termination and liquidation of the Multi-Cap Global Value Fund pursuant to the Multi-Cap Global Value Fund Plan of Liquidation, on the basis of the following considerations, among others:

•	The Multi-Cap Global Value Fund is currently too small to be economically viable, and there is limited opportunity to increase the size of the Fund and achieve economies of scale.

•	While the Adviser is contractually obligated until March 31, 2010 to waive its management fee and/or reimburse expenses to the extent necessary to maintain the net expenses of Multi-Cap Global Value Fund’s Institutional Class Shares at 1.30%, the Adviser does not intend to waive its management fee and/or reimburse expenses indefinitely. If the Adviser discontinued its fee waiver and/or expense reimbursement, such discontinuation would have a further negative impact on the Multi-Cap Global Value Fund’s economic viability.

•	Possible alternatives to liquidation, including the merger of the Multi-Cap Global Value Fund into another mutual fund, are not practical under the current circumstances and may not be advantageous to the Multi-Cap Global Value Fund and its shareholders.

In reaching its decision to recommend approval of the termination and liquidation of the Multi-Cap Global Value Fund pursuant to the Multi-Cap Global Value Fund Plan of Liquidation, the Board did not identify any single factor as being of paramount importance. After review, the Board determined that the termination and liquidation of the Multi-Cap Global Value Fund pursuant to the Multi-Cap Global Value Fund Plan of Liquidation is in the best interests of the Multi-Cap Global Value Fund’s shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the Independent Trustees, voted unanimously to recommend approval by its shareholders of the Multi-Cap Global Value Fund’s termination and liquidation pursuant to the Multi-Cap Global Value Fund Plan of Liquidation. The Board is unanimously recommending that the Multi-Cap Global Value Fund’s shareholders vote “FOR” Proposal I to terminate and liquidate the Multi-Cap Global Value Fund pursuant to the Multi-Cap Global Value Fund Plan of Liquidation.

Note that you are only being asked to approve Proposal I if you currently own shares of the Multi-Cap Global Value Fund.

Material Federal Income Tax Consequences

Each shareholder who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the cash distributed exceeds (or is less than) the shareholder’s tax basis in the Multi-Cap Global Value Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of Multi-Cap Global Value Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Multi-Cap Global Value Fund shareholder would receive if such shareholder’s entire interest in the Multi-Cap Global Value Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the Multi-Cap Global Value Fund.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state, local and foreign tax consequences.

The Multi-Cap Global Value Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE MULTI-CAP GLOBAL VALUE FUND’S TERMINATION AND LIQUIDATION, PURSUANT TO A PLAN OF LIQUIDATION, AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL II:

APPROVAL OF TERMINATION AND LIQUIDATION OF
THE INTERNATIONAL FUND
PURSUANT TO A PLAN OF LIQUIDATION

Introduction

At a meeting held on April 29, 2009, the Board, upon the recommendation of the Adviser, the investment adviser to the International Fund, determined that it would be in the best interests of the International Fund and its shareholders to terminate and liquidate the International Fund. The Board and the Adviser reached this decision because the International Fund is not economically viable at its current asset level, and, because of its small asset size, operates with a relatively high operating expense ratio. The Board and the Adviser concluded that the prospects for future asset growth and lower operating expenses are limited, should the Adviser continue to manage the assets of the International Fund. After consideration of the International Fund’s prospects and possible alternatives to continued investment operations, upon recommendation of the Adviser, the Board, including all of the Independent Trustees, unanimously approved, subject to approval by the International Fund’s shareholders, the termination and liquidation of the International Fund, pursuant to a Plan of Liquidation on behalf of the International Fund (the “International Fund Plan of Liquidation”). A discussion of the factors that the Board considered in making its determination on behalf of International Fund is set forth below.

A form of the International Fund Plan of Liquidation is attached to this proxy statement as Appendix B, and qualifies in its entirety the following summary. The International Fund Plan of Liquidation provides for the liquidation of the International Fund’s assets and the distribution to International Fund shareholders of all of the proceeds of the liquidation of the International Fund. If the proposal is approved by the International Fund’s shareholders, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the International Fund) will be paid to the International Fund’s shareholders pro rata, in cash or cash equivalents, as soon as practicable following the close of business on the date of the Meeting. In the alternative, if determined to be in the best interests of the International Fund and its shareholders, the Board or the officers of the Trust may elect not to liquidate the International Fund’s assets, and instead to distribute such assets in kind to shareholders on a pro rata basis. If a shareholder receives distribution proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution. To the extent that any such security is or becomes illiquid, a shareholder may not be able to dispose of that security at the price at which it is valued at the time of distribution.

The Trust’s Trust Instrument provides that shareholder approval of the International Fund’s termination and liquidation is required before the International Fund can be terminated and liquidated. Therefore, for the reasons set forth below, the Board recommends that shareholders vote to approve Proposal II calling for the termination and liquidation of the International Fund. If the International Fund’s shareholders do not approve the International Fund Plan of Liquidation, the International Fund will continue to exist in accordance with its stated objective and policies. In such a case, the Board would consider what, if any, steps to take concerning the future of the International Fund.

Shareholders are free to redeem their shares prior to the date on which the International Fund is liquidated.

Rationale for the Proposed Liquidation

The International Fund commenced operations on September 5, 2003 as a separate series of the Trust. Since that time, the International Fund has remained relatively small. In addition, the Adviser has advised the Board that the International Fund’s assets have declined substantially as a result of recent market activity and net redemptions. As of February 28, 2009, the International Fund had net assets of approximately $12.7 million.

Moreover, the Adviser does not anticipate that the International Fund will experience sufficient asset growth in the foreseeable future to offset the difficulties associated with its small size. The Adviser has been limiting the International Fund’s total expenses by waiving a portion of its advisory fee and/or reimbursing some of the International Fund’s expenses since inception. The Adviser has indicated to the Board that it does not consider the International Fund to be well positioned to attract new assets, given the availability of other similar funds that have lower expense ratios due to larger asset sizes and significantly more developed distribution networks. The Adviser has also indicated to the Board that it does not intend to continue its current management fee waiver and/or expense reimbursement indefinitely if the liquidation proposal is not approved by the International Fund’s shareholders.

Prior to recommending the International Fund’s liquidation to the Board, the officers of the Trust considered other alternatives, including whether a merger or transfer of assets would be possible, and if so, whether it would produce desirable results for International Fund shareholders. Management reviewed current market conditions; the similarities between the International Fund and other funds managed by investment advisers affiliated with the Adviser; the relatively small size of the International Fund; the time, effort and expense required to effect a transaction; and the tax and related implications for shareholders of such a transaction. The officers determined that there was no suitable affiliated fund with which the International Fund could be combined without significant changes in its portfolio, including liquidation of significant portions of its portfolio. They also determined that the expense of a merger or transfer of the assets to another mutual fund likely would be greater than any benefits shareholders of the International Fund could expect to realize from such a transaction. The officers of the Trust also noted that the costs involved in the liquidation of the International Fund, with the exception of brokerage related expenses, would be entirely borne by Invesco, Ltd., an affiliate of the Adviser, and not by the International Fund.

After consideration of these factors, the Board unanimously determined to approve the International Fund’s liquidation, subject to shareholder approval.

Terms of the International Fund Plan of Liquidation

Following are some of the key terms of the International Fund Plan of Liquidation, a form of which is attached as Appendix B to this proxy statement and qualifies the following summary in its entirety.

•	Effective Date of the International Fund Plan of Liquidation and Liquidation of International Fund’s Assets. The International Fund Plan of Liquidation will become effective on the date of its adoption and approval by International Fund shareholders or such later date as shall be determined by an officer of the Trust (the “Effective Date”). Following the Effective Date, the International Fund will not engage in any business activities except for the purpose of (i) winding up its business and affairs; (ii) marshalling and preserving the value of its assets; and (iii) distributing its assets to shareholders by redeeming their shares after making payment to (or reservation of assets for the payment to) all creditors of the International Fund, and discharging or making reasonable provision for the International Fund’s liabilities.

•	Liquidating Distribution. As soon as practicable after the Effective Date, and in any event by the date upon which the International Fund’s assets have been converted into cash, cash equivalents or other liquid assets (the “Liquidation Date”), the International Fund will mail to each shareholder of record as of the Effective Date a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the International Fund (after giving effect to amounts considered necessary to satisfy the International Fund’s liabilities). On, or as soon as practicable following the Liquidation Date, the International Fund will mail to each shareholder of record as of the Effective Date information concerning the sources (for tax purposes) of the liquidating distribution. In the alternative, if determined to be in the best interests of the International Fund and its shareholders, the Board or the officers of the Trust may elect not to liquidate the International Fund’s assets, and instead to distribute such assets in kind to shareholders.

•	Implementation. The International Fund Plan of Liquidation provides that the Trustees and officers of the Trust may take such actions as are necessary to carry out the purposes of the International Fund Plan of Liquidation, and that the Trustees shall have the authority to authorize such amendments to the provisions of the International Fund Plan of Liquidation as may be necessary or appropriate to effect the liquidation of the International Fund and to distribute the net assets of the International Fund to its shareholders.

Approval and Recommendation by the Board

At its April 29, 2009 meeting, the Board considered whether it was appropriate to approve the International Fund’s termination and liquidation pursuant to the International Fund Plan of Liquidation, and recommended that the International Fund’s shareholders approve the International Fund’s termination and liquidation. The Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board evaluated this information, including each of the factors discussed below, and was advised by legal counsel with respect to its deliberations.

The Trustees unanimously recommend that the International Fund’s shareholders approve the termination and liquidation of the International Fund pursuant to the International Fund Plan of Liquidation, on the basis of the following considerations, among others:

•	The International Fund is currently too small to be economically viable, and there is limited opportunity to increase the size of the Fund and achieve economies of scale.

•	While the Adviser is contractually obligated until March 31, 2010 to waive its management fee and/or reimburse expenses to the extent necessary to maintain the net expenses of International Fund’s Institutional Class Shares at 1.50%, the Adviser does not intend to waive its management fee and/or reimburse expenses indefinitely. If the Adviser discontinued its fee waiver and/or expense reimbursement, such discontinuation would have a further negative impact on the International Fund’s economic viability.

•	Possible alternatives to liquidation, including the merger of the International Fund into another mutual fund, are not practical under the current circumstances and may not be advantageous to the International Fund and its shareholders.

In reaching its decision to recommend approval of the termination and liquidation of the International Fund pursuant to the International Fund Plan of Liquidation, the Board did not identify any single factor as being of paramount importance. After review, the Board determined that the termination and liquidation of the International Fund pursuant to the International Fund Plan of Liquidation is in the best interests of the International Fund’s shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the Independent Trustees, voted unanimously to recommend approval by its shareholders of the International Fund’s termination and liquidation pursuant to the International Fund Plan of Liquidation. The Board is unanimously recommending that the International Fund’s shareholders vote “FOR” Proposal II to terminate and liquidate the International Fund pursuant to the International Fund Plan of Liquidation.

Note that you are only being asked to approve Proposal II if you currently own shares of the International Fund.

Material Federal Income Tax Consequences

Each shareholder who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the cash distributed exceeds (or is less than) the shareholder’s tax basis in the International Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of International Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a International Fund shareholder would receive if such shareholder’s entire interest in the International Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the International Fund.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state, local and foreign tax consequences.

The International Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE INTERNATIONAL FUND’S TERMINATION AND LIQUIDATION, PURSUANT TO A PLAN OF LIQUIDATION, AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

VOTING INFORMATION

Proxy Solicitation.  The Trust is soliciting proxies by U.S. mail. Employees of D.F. King & Co., Inc. may make additional solicitations by telephone to obtain the necessary representation at the Meeting, but will receive no additional compensation for doing so. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Shareholder Voting.  Shareholders of record of the Multi-Cap Global Value Fund and the International Fund at the close of business on May 5, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote, with an appropriate fraction of a vote for a fraction of a share. As of the Record Date, there were issued and outstanding 661,530.631 shares of the Multi-Cap Global Value Fund and 1,782,948.777 shares of the International Fund. The persons owning of record or beneficially 5% or more of the outstanding shares of the Multi-Cap Global Value Fund and the International Fund as of the Record Date, as well as the ownership of Fund shares by the Trust’s Trustees and officers, are set forth in Appendix C.

The presence in person or by proxy of the holders of one-third of the outstanding shares of a Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Proxies that reflect abstentions or broker “non-votes” (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

If you would like to obtain directions to be able to attend the Meeting and vote in person, please call 1-888-605-1958. Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, via the Internet, by telephone or by facsimile. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote via the Internet or by telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you choose to vote by facsimile, please fax a completed copy of your proxy card to 781-356-4987. Timely, properly executed proxies will be voted as instructed by shareholders.

A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust prior to the Meeting; by submitting a properly-executed proxy bearing a later date, but prior to the Meeting; or by attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

If you have any questions regarding the proxy materials please call 1-888-605-1958.

Required Vote.

Approval of Proposal I requires a “Majority Shareholder Vote,” which means the vote of 67% or more of the shares of Multi-Cap Global Value Fund that are present at the Meeting, if the holders of more than 50% of the outstanding shares of Multi-Cap Global Value Fund are present or represented by proxy, or the vote of more than 50% of Multi-Cap Global Value Fund’s outstanding shares, whichever is less.

Approval of Proposal II requires a “Majority Shareholder Vote,” which means the vote of 67% or more of the shares of International Fund that are present at the Meeting, if the holders of more than 50% of the outstanding shares of International Fund are present or represented by proxy, or the vote of more than 50% of International Fund’s outstanding shares, whichever is less.

Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Accordingly, abstentions and broker non-votes will effectively be votes against Proposal I and Proposal II.

The Adviser and its affiliate, Atlantic Trust Company, N.A. together hold voting discretion with respect to a majority of the shares of each Fund. The Adviser anticipates that it and Atlantic Trust Company, N.A. will vote shares held by them in favor of Proposals I and II.

Shareholder Proposals.  The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to Atlantic Whitehall Funds Trust, 4400 Computer Drive, Westborough, MA 01581.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

By Order of the Board of Trustees,

/s/ Gabrielle Bailey
Gabrielle Bailey
Secretary

June 2, 2009

APPENDIX A

ATLANTIC WHITEHALL FUNDS TRUST
(the “Trust”)

PLAN OF LIQUIDATION

of the

Atlantic Whitehall Multi-Cap Global Value Fund

a separate series of the Trust

This Plan of Liquidation (the “Plan”) is made by Atlantic Whitehall Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, with respect to the Atlantic Whitehall Multi-Cap Global Value Fund (the “Fund”), a separate series of the Trust. The Trust is an investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is designed to accomplish the complete liquidation of the Fund in conformity with the laws of the State of Delaware, the provisions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), the Trust’s Trust Instrument (“Trust Instrument”), and the Trust’s By-Laws, as amended to date (“By-Laws”).

WHEREAS, the Trust’s Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and the beneficial owners of its shares to liquidate the Fund; and

WHEREAS, at a meeting duly called and held on April 29, 2009, the Board of Trustees has considered and adopted this Plan as the method of liquidating the Fund in accordance with the Trust Instrument and has recommended that shareholders of the Fund approve the Plan at a special meeting of shareholders called for such purpose;

NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner set forth herein:

1.  Effective Date of Plan.  The Plan shall become effective upon a “Majority Shareholder Vote” (as that term is defined in the Trust Instrument) of those shareholders entitled to vote at a special meeting duly called for such purpose, or such later date as shall be determined by an Officer of the Trust, which date is hereinafter called the “Effective Date.”

2.  Liquidation.  Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable following the Effective Date in accordance with the Trust Instrument, By-Laws, and all applicable laws and regulations, including but not limited to Section 331 of the Code.

3.  Cessation of Business.  On the Effective Date, the Fund shall cease its business, may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders, and shall not engage in any business activities except for the purposes of: (a) winding up the Fund’s business and affairs; (b) marshalling and preserving the value of the Fund’s assets; and (c) distributing the Fund’s assets to shareholders by redeeming their shares in accordance with the provisions of this Plan after making payment to (or reserving assets for the payment to) all creditors of the Fund, and discharging or making reasonable provision for the Fund’s liabilities.

4.  Notice to Shareholders.  As soon as practicable after the Effective Date, the Trust shall provide notice to the Fund’s shareholders and other appropriate parties that this Plan has been approved by the Board of Trustees, and shareholders, and that the Fund will be liquidating its assets and redeeming its shares.

5.  Restriction on Sale of Shares.  The Fund shall cease offering the sale of Fund shares on the Effective Date.

6.  Liquidation of Assets.  On or about July 9, 2009 (“Liquidation Date”), all of the Fund’s assets shall have been converted into cash, cash equivalents or other liquid assets. In the alternative, if determined to be in the best interests of the Fund and its shareholders, the Board of Trustees or the officers of the Trust may elect not to liquidate the Fund’s assets, and instead to distribute such assets in kind to shareholders consistent with applicable statutes and regulations, which shall constitute a “liquidating distribution” under Section 8 of this Plan.

7.  Payment of Debts.  As soon as practicable after the Effective Date, subject to the provisions of Section 10 of this Plan, the Fund shall determine and pay, or set aside in cash or cash equivalents, the amount of the Fund’s known or reasonably ascertainable liabilities incurred, or expected to be incurred, prior to the date of the liquidating distribution provided for in Section 8 of this Plan.

8.  Liquidating Distribution.  As soon as practicable after the Effective Date, and in any event by the Liquidation Date, the Fund shall mail or otherwise deliver to each shareholder of record on the Effective Date in redemption of such shareholder’s shares of the Fund a liquidating distribution (or distributions, if more than one distribution shall be necessary) equal to the shareholder’s proportionate interest in the Fund’s net assets. On, or as soon as practicable following the Liquidation Date, the Fund shall mail or otherwise deliver to each shareholder of record on the Effective Date information concerning the sources (for tax purposes) of the liquidating distribution(s). Upon the mailing of the liquidating distribution(s), all of the Fund’s outstanding shares shall be deemed cancelled. Shareholders in possession of certificated shares, if any, will not be required to surrender the Fund’s certificates to complete the liquidating distribution(s).

If the Board of Trustees is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

9.  Satisfaction of Federal Income and Excise Tax Distribution Requirements.  A dividend is declared, in such amount (or lower amount if determined by the Fund’s Treasurer) which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward), and undistributed net income from tax-exempt obligations and any additional amounts necessary to avoid any excise tax or income tax for such periods. Such dividend shall be paid as part of the liquidating distribution.

10.  Delegation of Authority to the Trust’s Officers.  The Trust’s officers shall have authority to perform or authorize any actions provided for in this Plan, and any further actions as they may consider necessary or desirable to carry out the purposes of this Plan, including the execution and filing of all certificates, documents, information returns, tax returns, designations of the character of distributions under Subchapter M of the Code, and other papers which may be necessary or appropriate to implement this Plan, or which may be required by the provisions of the 1940 Act, the Code, the laws of the State of Delaware, or any other applicable law or regulation. The officers of the Trust, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Liquidation Date) if such officer(s) determine, with the advice of counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the shareholders of the Fund.

11.  Amendment of Plan.  The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, the Trust Instrument , and the By-Laws, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

12.  Filings with Regulatory Authorities.  The Board of Trustees hereby authorizes the appropriate parties to make such filings relating to the liquidation of the Fund with the U.S. Securities and Exchange

Commission and such other authorities as may be deemed necessary or appropriate to carry out the intent of this Plan.

13.  Trust Only.  The obligations of the Trust entered into in the name, or on behalf thereof, by any of the Trustees of the Trust, representatives, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Fund must look solely to the assets of the Trust belonging to the Fund for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the undersigned, duly authorized representative of the Trust has hereby executed this document effective as of the 29th day of April, 2009.

By:	/s/ Gregory Campbell Name: Gregory Campbell Title: Assistant Secretary

APPENDIX B

ATLANTIC WHITEHALL FUNDS TRUST
(the “Trust”)

PLAN OF LIQUIDATION

of the

Atlantic Whitehall International Fund

a separate series of the Trust

This Plan of Liquidation (the “Plan”) is made by Atlantic Whitehall Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, with respect to the Atlantic Whitehall International Fund (the “Fund”), a separate series of the Trust. The Trust is an investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is designed to accomplish the complete liquidation of the Fund in conformity with the laws of the State of Delaware, the provisions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), the Trust’s Trust Instrument (“Trust Instrument”), and the Trust’s By-Laws, as amended to date (“By-Laws”).

WHEREAS, the Trust’s Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and the beneficial owners of its shares to liquidate the Fund; and

WHEREAS, at a meeting duly called and held on April 29, 2009, the Board of Trustees has considered and adopted this Plan as the method of liquidating the Fund in accordance with the Trust Instrument and has recommended that shareholders of the Fund approve the Plan at a special meeting of shareholders called for such purpose;

NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner set forth herein:

1.  Effective Date of Plan.  The Plan shall become effective upon a “Majority Shareholder Vote” (as that term is defined in the Trust Instrument) of those shareholders entitled to vote at a special meeting duly called for such purpose, or such later date as shall be determined by an Officer of the Trust, which date is hereinafter called the “Effective Date.”

2.  Liquidation.  Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable following the Effective Date in accordance with the Trust Instrument, By-Laws, and all applicable laws and regulations, including but not limited to Section 331 of the Code.

3.  Cessation of Business.  On the Effective Date, the Fund shall cease its business, may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders, and shall not engage in any business activities except for the purposes of: (a) winding up the Fund’s business and affairs; (b) marshalling and preserving the value of the Fund’s assets; and (c) distributing the Fund’s assets to shareholders by redeeming their shares in accordance with the provisions of this Plan after making payment to (or reserving assets for the payment to) all creditors of the Fund, and discharging or making reasonable provision for the Fund’s liabilities.

4.  Notice to Shareholders.  As soon as practicable after the Effective Date, the Trust shall provide notice to the Fund’s shareholders and other appropriate parties that this Plan has been approved by the Board of Trustees, and shareholders, and that the Fund will be liquidating its assets and redeeming its shares.

5.  Restriction on Sale of Shares.  The Fund shall cease offering the sale of Fund shares on the Effective Date.

6.  Liquidation of Assets.  On or about July 9, 2009 (“Liquidation Date”), all of the Fund’s assets shall have been converted into cash, cash equivalents or other liquid assets. In the alternative, if determined to be in the best interests of the Fund and its shareholders, the Board of Trustees or the officers of the Trust may elect not to liquidate the Fund’s assets, and instead to distribute such assets in kind to shareholders consistent with applicable statutes and regulations, which shall constitute a “liquidating distribution” under Section 8 of this Plan.

7.  Payment of Debts.  As soon as practicable after the Effective Date, subject to the provisions of Section 10 of this Plan, the Fund shall determine and pay, or set aside in cash or cash equivalents, the amount of the Fund’s known or reasonably ascertainable liabilities incurred, or expected to be incurred, prior to the date of the liquidating distribution provided for in Section 8 of this Plan.

8.  Liquidating Distribution.  As soon as practicable after the Effective Date, and in any event by the Liquidation Date, the Fund shall mail or otherwise deliver to each shareholder of record on the Effective Date in redemption of such shareholder’s shares of the Fund a liquidating distribution (or distributions, if more than one distribution shall be necessary) equal to the shareholder’s proportionate interest in the Fund’s net assets. On, or as soon as practicable following the Liquidation Date, the Fund shall mail or otherwise deliver to each shareholder of record on the Effective Date information concerning the sources (for tax purposes) of the liquidating distribution(s). Upon the mailing of the liquidating distribution(s), all of the Fund’s outstanding shares shall be deemed cancelled. Shareholders in possession of certificated shares, if any, will not be required to surrender the Fund’s certificates to complete the liquidating distribution(s).

If the Board of Trustees is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

9.  Satisfaction of Federal Income and Excise Tax Distribution Requirements.  A dividend is declared, in such amount (or lower amount if determined by the Fund’s Treasurer) which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward), and undistributed net income from tax-exempt obligations and any additional amounts necessary to avoid any excise tax or income tax for such periods. Such dividend shall be paid as part of the liquidating distribution.

10.  Delegation of Authority to the Trust’s Officers.  The Trust’s officers shall have authority to perform or authorize any actions provided for in this Plan, and any further actions as they may consider necessary or desirable to carry out the purposes of this Plan, including the execution and filing of all certificates, documents, information returns, tax returns, designations of the character of distributions under Subchapter M of the Code, and other papers which may be necessary or appropriate to implement this Plan, or which may be required by the provisions of the 1940 Act, the Code, the laws of the State of Delaware, or any other applicable law or regulation. The officers of the Trust, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Liquidation Date) if such officer(s) determine, with the advice of counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the shareholders of the Fund.

11.  Amendment of Plan.  The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, the Trust Instrument , and the By-Laws, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

12.  Filings with Regulatory Authorities.  The Board of Trustees hereby authorizes the appropriate parties to make such filings relating to the liquidation of the Fund with the U.S. Securities and Exchange

Commission and such other authorities as may be deemed necessary or appropriate to carry out the intent of this Plan.

13.  Trust Only.  The obligations of the Trust entered into in the name, or on behalf thereof, by any of the Trustees of the Trust, representatives, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Fund must look solely to the assets of the Trust belonging to the Fund for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the undersigned, duly authorized representative of the Trust has hereby executed this document effective as of the 29th day of April, 2009.

By:	/s/ Gregory Campbell Name: Gregory Campbell Title: Assistant Secretary

APPENDIX C

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of the Atlantic Whitehall Multi-Cap Global Value Fund are set forth below, as is the share ownership of the Trust’s Trustees and officers:

Shareholder and Address	Shares Owned	% Owned

Mitra & Co FBO VA c/o M&I Trust Co NA, Attn: MF 11270 West Park Place Milwaukee, WI 53224	326,895.980	49.42%
Vallee & Co FBO VA c/o M&I Trust Co NA, Attn: MF 11270 West Park Place Milwaukee, WI 53224	166,185.698	25.12%
Charles Schwab & Co Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	114,164.953	17.25%

Trustees and Officers
As a group, the Trustees and Officers of the Fund owned	408.434	0.06%

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of the Atlantic Whitehall International Fund are set forth below, as is the share ownership of the Trust’s Trustees and officers:

Shareholder and Address	Shares Owned	% Owned

Vallee & Co FBO VA c/o M&I Trust Co NA, Attn: MF 11270 West Park Place Milwaukee, WI 53224	1,252,000.669	70.22%
Mitra & Co FBO VA c/o M&I Trust Co NA, Attn: MF 11270 West Park Place Milwaukee, WI 53224	300,496.547	16.85%
Maril & Co FBO VA c/o M&I Trust Co NA, Attn: MF 11270 West Park Place Milwaukee, WI 53224	121,967.609	6.84%
Charles Schwab & Co Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	94,158.418	5.28%

Trustees and Officers
As a group, the Trustees and Officers of the Fund owned	498.874	0.03%

C-1

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

FAX:	1-781-356-4987 24 hours a day, 7 days a week. If voting via fax, please be sure to sign your card and fax BOTH SIDES of the proxy card.

ATLANTIC WHITEHALL FUNDS TRUST
4400 Computer Drive
Westborough, MA 01581
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 2, 2009
The undersigned hereby appoints Gabrielle Bailey, Secretary of Atlantic Whitehall Funds and Gregory Campbell, Assistant Secretary of Atlantic Whitehall Funds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Atlantic Whitehall Multi-Cap Global Value Fund (the “Multi-Cap Global Value Fund”) and the Atlantic Whitehall International Fund (the “International Fund”), each a separate series of Atlantic Whitehall Funds Trust (the “Trust”), on July 2, 2009, at 10:00 a.m. (Eastern Time), at the offices of Stein Roe Investment Counsel, Inc. (also known as Atlantic Trust Private Wealth Management) located at 50 Rockefeller Plaza, 15th Floor, New York, NY 10020 (the “Meeting”). Your applicable Fund is designated on the reverse side.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The Trustees recommend a vote “FOR” the proposal on the reverse side.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY.
Dated

     Shareholder sign here (Please sign in the Box)
NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

AWFT-PXC 0709

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. Example: ■

	THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW	FOR	AGAINST	ABSTAIN

1.	To approve the termination and liquidation of the Multi-Cap Global Value Fund pursuant to a Plan of Liquidation.	☐	☐	☐
PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

AW-MULTI-PXC-0709

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. Example: ■

	THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW	FOR	AGAINST	ABSTAIN

2.	To approve the termination and liquidation of the International Fund pursuant to a Plan of Liquidation.	☐	☐	☐
PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

AW-INTER-PXC-0709